Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Note 7 - Income Taxes

Note 7 - Income Taxes

As of December 31, 2020, the Company had net operating loss carry forwards of approximately $4,787,000 that may be available to reduce future years’ taxable income in varying amounts through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the years ended December 31, 2020 and 2019:

	2020	2019
Federal income tax benefit attributable to:
Current operations	$159,320	$219,897
Less: valuation allowance	(159,320)	(219,897)
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 21% (2019: 21%) of significant items comprising our net deferred tax amount is as follows at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Deferred tax asset attributable to:
Net operating loss carryover	$1,005,254	$971,797
Less: valuation allowance	(1,005,254)	(971,797)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $4,787,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.